Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AL

FORTY-FIRST AMENDMENT

TO

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY LLC

This Forty-first Amendment (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated effective as of February 9, 2009, as amended (collectively the “Agreement”),  and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, pursuant to the fees specified in Schedule F, “Fee Schedule,” of the Agreement, CSG currently provides original and duplicate "Statement Archival on CD-ROM or DVD" to Customer pursuant to Schedule F, (i) "CSG SERVICES," I., "Processing," Line Item 26 and, (ii) "CSG Services," III., "Payment Procurement," Direct Solutions (Print and Mail), subsection 7( a), ."Archival for Statements" and

Whereas, CSG InView is CSG's new Service to provide Statement Archival to Customer.

Now, therefore, CSG and Customer agree to the following upon execution of this Amendment:

1.  Customer desires to use and CSG agrees to provide CSG InView for archival of Customer’s statements and, further, to no longer use CD-ROMs or DVDs for archival of Customer's statements.

2.  As a result, as of the Effective Date (defined below), the Agreement is amended as follows:

(a)  CSG Services, I., "Processing," Line Item 26, shall be revised to delete the following portion of Line Item 26: "(only *** (*) ****** (****** or ***) per ****** ********* is ******** ** *** ***)."

(b)  Section VII, titled "CD-ROM & DVD" to Schedule A-1 to Attachment A to Exhibit C-2, "Print and Mail Fees for Additional Subscribers" shall be deleted in its entirety and replaced as follows:

"VII.  Intentionally Left Blank"

(c)  CSG Services, Section III., "Payment Procurement," "Direct Solutions (Print and Mail," sub-subsection (i), "Duplicates" of subsection 7(a), "Archival for Statement," of Schedule F is deleted in its entirety.

3.  As a further result, Schedule C, "Recurring Services," is revised to insert the following as a separate paragraph at the end of the paragraph entitled "Print and Mail Services/Advanced Enhanced Statement Presentation (Advanced EST or AESP)." of Schedule C, "RECURRING SERVICES DESCRIPTION":

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

"CSG InView.  CSG InView is a CSG-hosted, online statement archival service that will replace Customer's current CD-ROM or DVD Archival for Statements services previously described, Schedule F, "CSG Services," Section III. "Payment Procurement," subsection 7(a)(i). entitled "Archival for Statements - Duplicates" ("CD-ROM/DVD Archival for Statements").  Customer's statements, including  statement backers and ad pages, will be available for Customer to view and retrieve, in pdf format, not later than *********** (**) ***** after completion of Customer's then-current Billing Cycle.

CSG InView will permit Customer access to its Subscribers' prior (from and after January 15, 2013), current and future statement images for a period of up to ***** (**) ****** from the date that each such statement image is available for viewing (the "Statement Data Retention Period"), after which time the pdf statement images will no longer be accessible to Customer."

4.  As a further result, Subsection (7)(a) of Section III, Payment Procurement, to CSG SERVICES of Schedule F shall be amended to include the following and, accordingly, CSG shall invoice Customer and Customer shall pay the fees as amended:

CSG SERVICES

III. Payment Procurement

Direct Solutions (Print and Mail)

Description of Item/Unit of Measure	Frequency	Fee
VII. Other Print and Mail Ancillary Service Fees:
a) CSG InView Statement Archival (Only available for AESP customers) (Note 17)
1. CSG InView Processing and Statement Image Storage for ***** (**) ******	*******	******** ** ****
2. Extended Retention	*** **** *****
•****** Retention Extension (Note 18)	********	$******

Note 17: Upon implementation of CSG InView into production, pursuant to that certain Statement of Work to be executed by the parties (CSG document no. 2503277) (the "CSG InView SOW"), CSG shall provide CSG InView in lieu of statement archives on CD ROM/DVD

Note 18: This fee will be applicable and invoiced to Customer commencing the ***** ***** of each **** following the ******** (****) ***** following Customer's access to any such statement image.

5.  As a further result, the Agreement shall be amended such that, upon implementation of CSG InView pursuant to the CSG InView SOW, references to "CD-ROM/DVD Archival for Statements," shall be deleted; provided, however, Customer's CD-ROM/DVD Archival for Statements shall be made available to Customer by CSG, along with Customer's access to CSG InView, until cycle date **** *** ****, after which time, Customer's CD-ROM/DVD Archival for Statements shall no longer be available.

THIS AMENDMENT is executed on the day and year of the last signature below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Michael J. Henderson
Title: VP Billing	Title: EVP Sales & Marketing
Name: Michael Ciszek	Name: Michael J. Henderson
Date: 9/5/13	Date: 9/9/13